UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2020

AIR PRODUCTS AND CHEMICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of Principal Executive Offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
2.000% Notes due 2020	APD20	New York Stock Exchange
0.375% Notes due 2021	APD21B	New York Stock Exchange
1.000% Notes due 2025	APD25	New York Stock Exchange
0.500% Notes due 2028	APD28	New York Stock Exchange
0.800% Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2020, Air Products and Chemicals, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the amended and restated employment agreement, dated November 14, 2017 (the “Agreement”), with its Chief Executive Officer, Seifollah Ghasemi. The Amendment extends the term of the Agreement from September 30, 2022 to September 30, 2025. In addition, pursuant to the Amendment if Mr. Ghasemi’s employment were to terminate after September 30, 2023 without cause or for good reason, as each term is defined in the Agreement, any cash severance payment he is entitled to receive would be prorated based on the number of days remaining from the last day of his employment until September 30, 2025. The Amendment does not otherwise affect the terms of Mr. Ghasemi’s employment with the Company or his compensation.

On May 21, 2020, the Company issued a press release announcing the extension of Mr. Ghasemi’s employment agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated May 21, 2020, between Air Products and Chemicals, Inc. and Seifollah Ghasemi.

99.1	Press Release of Air Products and Chemicals, Inc., dated May 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: May 21, 2020	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary